OPPENHEIMER STEELPATH MLP FUNDS TRUST

Oppenheimer SteelPath MLP Select 40 Fund

Supplement Dated September 28, 2017
to the Summary Prospectus and Prospectus, each dated March 30, 2017

This supplement amends the Summary Prospectus and Prospectus of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), and is in addition to any other supplement(s).

Effective November 27, 2017, the section titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs.

The Fund seeks to achieve its investment objective by normally investing substantially all of its net assets in the equity securities of a minimum of 40 MLP investments. The Fund invests in MLP investments that primarily derive their revenue from the following: (i) businesses engaged in the gathering, processing, transporting, terminalling, storing, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products (including non-hydrocarbon based products) or other hydrocarbons (“Midstream MLP investments”); (ii) businesses engaging in or supporting the acquisition, exploration and development, or extraction of crude oil, condensate, natural gas, natural gas liquids, or other hydrocarbons (“Upstream MLP investments”); and (iii) businesses engaging in the processing, treating, or refining of crude oil, natural gas liquids or other hydrocarbons (“Downstream MLP investments”). The Fund may invest in MLP investments of all market capitalization ranges. In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds and the retail shares of actively-managed and index exchange-traded funds ("ETFs"), as well as cash and cash equivalents. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

You should read this supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference.

September 28, 2017	PS1383.003